                                                                   Exhibit 99.36

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 2, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $586,290,731
Aggregate Original Principal Balance      $586,693,447
Number of Mortgage Loans                         2,859

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,750   $887,250     $205,209
Outstanding Principal Balance   $12,744   $886,570     $205,068

                              MINIMUM   MAXIMUM    WEIGHTED AVERAGE (2)
                              -------   --------   --------------------
Original Term (mos)              180        360              337
Stated remaining Term (mos)      174        360              335
Loan Age (mos)                     0          6                1
Current Interest Rate          5.300%    13.750%           7.805%
Initial Interest Rate Cap      1.000%     5.000%           3.055%
Periodic Rate Cap              1.000%     1.000%           1.000%
Gross Margin                   3.327%     8.875%           6.514%
Maximum Mortgage Rate          9.725%    17.475%          13.834%
Minimum Mortgage Rate          5.650%    10.975%           7.334%
Months to Roll                     4        119               27
Original Loan-to-Value         10.28%    100.00%           81.47%
Credit Score (3)                 500        809              655

                               EARLIEST       LATEST
                              ----------   ------------
Maturity Date                 07/01/2020    01/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       87.32%
2nd Lien                       12.68

OCCUPANCY
Primary                        97.08%
Second Home                     2.85
Investment                      0.07

LOAN TYPE
Fixed Rate                     15.91%
ARM                            84.09

AMORTIZATION TYPE
Fully Amortizing               30.18%
Interest Only                  11.93
Balloon                        57.88

YEAR OF ORIGINATION
2005                          100.00%

LOAN PURPOSE
Purchase                       60.68%
Refinance - Rate/Term           2.45
Refinance - Cashout            36.87

PROPERTY TYPE
Single Family                  67.56%
Condominium                     8.62
Two - to Four-Family           10.98
Planned Unit Development       12.85

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
  5.500% or less                      1   $    302,417      0.05%     5.300%     800      $302,417     47.23%     0.00%       0.00%
  5.501% to 6.000%                   17      6,045,019      1.03      5.938      691       355,589     78.53      0.00       26.24
  6.001% to 6.500%                  157     51,995,665      8.87      6.363      677       331,183     77.39      0.00       26.41
  6.501% to 7.000%                  444    136,102,732     23.21      6.828      662       306,538     78.84      0.00       18.85
  7.001% to 7.500%                  450    130,635,771     22.28      7.303      652       290,302     79.13      0.00       10.58
  7.501% to 8.000%                  440    117,087,064     19.97      7.788      645       266,107     79.16      0.00        8.67
  8.001% to 8.500%                  170     42,736,814      7.29      8.267      639       251,393     78.93      0.00        7.57
  8.501% to 9.000%                  113     22,756,482      3.88      8.788      627       201,385     80.47      0.00        7.78
  9.001% to 9.500%                   42      5,119,943      0.87      9.315      662       121,903     88.75      0.00        0.00
 9.501% to 10.000%                  121     11,157,033      1.90      9.906      694        92,207     96.06      0.00        0.00
10.001% to 10.500%                  167     11,978,954      2.04     10.403      691        71,730     99.00      0.00        0.00
10.501% to 11.000%                  262     18,738,233      3.20     10.922      658        71,520     99.40      0.00        0.00
11.001% to 11.500%                  209     15,713,390      2.68     11.298      655        75,184     99.52      0.00        0.00
11.501% to 12.000%                  147      8,935,134      1.52     11.880      646        60,783     98.96      0.00        0.00
12.001% to 12.500%                   55      3,468,719      0.59     12.384      634        63,068     98.57      0.00        0.00
12.501% to 13.000%                   62      3,464,219      0.59     12.783      617        55,875     98.62      0.00        0.00
13.001% to 13.500%                    1         32,993      0.01     13.375      611        32,993     95.00      0.00        0.00
13.501% to 14.000%                    1         20,148      0.00     13.750      618        20,148    100.00      0.00        0.00
                                  -----   ------------    ------     ------      ---      --------    ------      ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068     81.47%     0.00%      11.93%
                                  =====   ============    ======     ======      ===      ========    ======      ====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.300% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.805% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
169 to 180                        1,072     75,637,946     12.90%    10.920%     669      $ 70,558    98.77%      0.00%       0.00%
229 to 240                            3        264,246      0.05      7.861      650        88,082    33.10       0.00        0.00
349 to 360                        1,784    510,388,539     87.05      7.343      653       286,092    78.93       0.00       13.71
                                  -----   ------------    ------     ------      ---      --------    ------      ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     ======      ===      ========    ======      ====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 335 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
$ 50,000 or less                    317   $ 11,244,020      1.92%    11.181%     662      $ 35,470    97.69%      0.00%       0.00%
$ 50,001 to $100,000                679     49,932,466      8.52     10.562      664        73,538    95.69       0.00        0.19
$100,001 to $150,000                363     44,945,077      7.67      8.868      656       123,816    86.40       0.00        4.97
$150,001 to $200,000                251     44,039,997      7.51      7.623      643       175,458    76.99       0.00       12.16
$200,001 to $250,000                253     56,858,140      9.70      7.460      647       224,736    77.61       0.00       13.05
$250,001 to $300,000                267     73,760,248     12.58      7.351      647       276,256    78.17       0.00       13.13
$300,001 to $350,000                218     70,630,174     12.05      7.235      659       323,992    78.99       0.00       15.13
$350,001 to $400,000                179     67,011,052     11.43      7.372      658       374,363    80.04       0.00       15.30
$400,001 to $450,000                120     51,104,084      8.72      7.304      657       425,867    80.09       0.00       15.08
$450,001 to $500,000                 87     41,299,291      7.04      7.149      657       474,704    80.61       0.00       19.62
$500,001 to $550,000                 43     22,440,773      3.83      7.438      653       521,878    79.50       0.00       16.44
$550,001 to $600,000                 33     19,121,770      3.26      7.097      657       579,448    81.55       0.00       17.91
$600,001 to $650,000                 13      8,146,501      1.39      7.345      660       626,654    79.80       0.00        7.71
$650,001 to $700,000                 19     12,918,030      2.20      7.290      662       679,896    81.03       0.00        5.20
$700,001 to $750,000                 11      7,921,583      1.35      7.326      670       720,144    80.35       0.00        0.00
$750,001 to $800,000                  3      2,353,161      0.40      7.271      681       784,387    86.65       0.00        0.00
$800,001 to $850,000                  2      1,677,794      0.29      6.329      697       838,897    73.38       0.00        0.00
$850,001 to $900,000                  1        886,570      0.15      6.990      663       886,570    75.00       0.00        0.00
                                  -----   ------------    ------      -----      ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======      =====      ===      ========    =====       ====       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,744 to approximately $886,570 and the average outstanding principal balance of the Mortgage Loans was approximately $205,068.

PRODUCT TYPES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
15 Year Fixed Loans                  19      1,868,943      0.00      0.083      690        98,365      0.75      0.00        0.00
20 Year Fixed Loans                   3        264,246      0.05      7.861      650        88,082     33.10      0.00        0.00
30 Year Fixed Loans                  64     13,454,999      2.29      7.560      653       210,234     73.45      0.00        0.00
15/30 Balloon Loans               1,053     73,769,003     12.58     10.987      668        70,056     99.36      0.00        0.00
30/35 Balloon Loans                   1        458,449      0.08      8.375      580       458,449     85.00      0.00        0.00
30/40 Balloon Loans                  12      3,448,024      0.59      7.254      657       287,335     77.68      0.00        0.00
6 Month LIBOR Loans                   4        914,724      0.16      7.589      628       228,681     75.81      0.00        0.00
2/28 LIBOR Loans                    748    196,411,086     33.50      7.392      661       262,582     79.53      0.00       29.17
3/27 LIBOR Loans                     47     14,214,776      2.42      7.223      641       302,442     76.93      0.00       14.57
5/25 LIBOR Loans                     12      4,321,686      0.74      6.906      672       360,141     78.37      0.00       35.98
10/20 LIBOR Loans                    54     15,467,039      2.64      6.872      689       286,427     75.95      0.00       58.42
2/28 LIBOR Loans (40 Year Am)       796    247,609,218     42.23      7.346      646       311,067     79.16      0.00        0.00
3/27 LIBOR Loans (40 Year Am)        30      9,156,297      1.56      7.242      629       305,210     77.43      0.00        0.00
5/25 LIBOR Loans (40 Year Am)        15      4,532,416      0.77      7.023      649       302,161     77.53      0.00        0.00
10/20 LIBOR Loans (40 Year Am)        1        399,825      0.07      6.500      702       399,825     80.00      0.00        0.00
                                  -----   ------------    ------     ------      ---      --------     -----      ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068     81.47%     0.00%      11.93%
                                  =====   ============    ======     ======      ===      ========     =====      ====       =====

ADJUSTMENT TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE                   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
ARM                               1,707   $493,027,067     84.09%     7.337%     653      $288,827    79.08%      0.00%      14.19%
Fixed Rate                        1,152     93,263,663     15.91     10.278      666        80,958    94.08       0.00        0.00
                                  -----   ------------    ------     ------      ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     ======      ===      ========    =====       ====       =====

AMORTIZATION TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE                 LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Fully Amortizing                    725   $176,961,684     30.18%    7.482%      645      $244,085    78.25%      0.00%       0.00%
Balloon                           1,908    339,373,231     57.88     8.130       650       177,869    83.47       0.00        0.00
60 Month Interest-Only              186     55,982,933      9.55     7.049       699       300,984    79.88       0.00      100.00
120 Month Interest-Only              40     13,972,883      2.38     7.021       720       349,322    79.79       0.00      100.00
                                  -----   ------------    ------     -----       ---      --------    -----       ----      ------
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====      ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION           LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Arizona                              86     13,424,142      0.02      0.082      650       156,095     0.81       0.00        0.08
Arkansas                              3        171,386      0.03      8.759      686        57,129    90.17       0.00        0.00
California                         1046    259,339,741     44.23      7.677      657       247,935    81.44       0.00       16.71
Colorado                             18      2,578,963      0.44      8.299      635       143,276    84.29       0.00        5.74
Connecticut                          62     10,307,887      1.76      7.912      659       166,256    84.14       0.00        6.65
Delaware                              3        623,593      0.11      7.107      652       207,864    84.46       0.00        0.00
District of Columbia                 22      5,577,771      0.95      7.936      644       253,535    81.66       0.00        0.00
Florida                             214     34,208,192      5.83      7.796      654       159,851    80.92       0.00        9.53
Georgia                              20      1,906,487      0.33      8.695      650        95,324    81.40       0.00        6.63
Idaho                                 7        600,813      0.10      8.632      652        85,830    84.99       0.00        0.00
Illinois                            147     22,072,699      3.76      7.939      651       150,154    80.98       0.00        7.27
Indiana                               6        859,645      0.15      7.499      632       143,274    82.49       0.00        0.00
Iowa                                  2         71,966      0.01      9.936      633        35,983    77.34       0.00        0.00
Kansas                                1         94,947      0.02      8.125      518        94,947    52.78       0.00        0.00
Maine                                 1        104,879      0.02      8.750      534       104,879    75.00       0.00        0.00
Maryland                            136     28,599,063      4.88      7.769      652       210,287    80.05       0.00       12.34
Massachusetts                       141     27,590,046      4.71      7.725      659       195,674    81.96       0.00        3.15
Michigan                             16      1,871,938      0.32      9.090      630       116,996    84.82       0.00        7.96
Minnesota                            14      2,070,526      0.35      8.401      649       147,895    83.75       0.00        8.21
Missouri                              6        545,937      0.09      7.883      639        90,989    84.10       0.00        0.00
Montana                               3        238,111      0.04      7.266      676        79,370    82.68       0.00        0.00
Nevada                               61      9,973,230      1.70      7.782      666       163,496    82.22       0.00       17.05
New Hampshire                        16      1,991,980      0.34      7.729      641       124,499    76.69       0.00       17.98
New Jersey                          176     37,784,059      6.44      7.796      652       214,682    81.65       0.00        5.18
New Mexico                           11        819,631      0.14      8.766      682        74,512    84.65       0.00        0.00
New York                            211     55,897,178      9.53      7.691      650       264,916    80.96       0.00        9.65
North Carolina                       15      2,540,544      0.43      8.141      637       169,370    78.35       0.00        0.00
Ohio                                 15      1,226,237      0.21      7.797      662        81,749    84.19       0.00        0.00
Oklahoma                             16      1,521,820      0.26      8.142      676        95,114    81.16       0.00       21.55
Oregon                               15      2,598,228      0.44      7.951      681       173,215    81.61       0.00        8.84
Pennsylvania                         30      3,449,130      0.59      8.390      651       114,971    81.97       0.00       18.44
Rhode Island                         17      2,733,390      0.47      7.849      629       160,788    80.38       0.00        0.00
South Carolina                       10      1,176,790      0.20      8.905      662       117,679    87.03       0.00       46.24
Tennessee                            14      1,283,708      0.22      7.825      648        91,693    83.58       0.00        0.00
Texas                                75      9,315,152      1.59      7.804      657       124,202    78.73       0.00        0.00
Utah                                  3        308,309      0.05      8.338      635       102,770    81.95       0.00        0.00
Virginia                            140     29,041,756      4.95      8.340      658       207,441    82.94       0.00        4.57
Washington                           65     10,377,726      1.77      8.109      653       159,657    83.07       0.00       22.23
West Virginia                         4        596,067      0.10      9.237      619       149,017    84.00       0.00        0.00
Wisconsin                            11        797,062      0.14      8.556      660        72,460    83.64       0.00       27.60
                                  -----   ------------    ------      -----      ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======      =====      ===      ========    =====       ====       =====

No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
50.00% or less                       34   $  5,594,864      0.95%     7.457%     605      $164,555    39.98%      0.00%       6.97%
50.01% to 55.00%                     24      5,121,530      0.87      6.944      603       213,397    52.56       0.00       10.00
55.01% to 60.00%                     26      5,552,703      0.95      7.414      590       213,566    57.61       0.00        4.68
60.01% to 65.00%                     43     11,832,395      2.02      7.190      621       275,172    63.29       0.00        4.10
65.01% to 70.00%                     87     21,747,295      3.71      7.375      597       249,969    68.94       0.00        6.75
70.01% to 75.00%                    102     29,801,744      5.08      7.345      610       292,174    74.18       0.00        3.36
75.01% to 80.00%                  1,283    366,582,401     62.53      7.325      664       285,723    79.91       0.00       15.88
80.01% to 85.00%                     77     23,859,338      4.07      7.227      645       309,862    84.20       0.00       12.13
85.01% to 90.00%                    121     31,951,904      5.45      7.661      650       264,065    89.25       0.00       12.09
90.01% to 95.00%                    124     16,506,394      2.82      9.041      654       133,116    94.84       0.00        5.34
95.01% to 100.00%                   938     67,740,162     11.55     10.946      670        72,218    99.97       0.00        0.00
                                  -----   ------------    ------     ------      ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%     7.805%     655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     ======      ===      ========    =====       ====       =====

Mortgage Loans. Approximately 12.68% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.35%. The weighted average Second Lien ratio for the Mortgage

LOAN PURPOSE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                      LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Purchase                          1,924   $355,777,959     60.68%    7.979%      668      $184,916    83.64%      0.00%      12.93%
Refinance - Cashout                 879    216,149,006     36.87     7.554       633       245,903    78.26       0.00        9.91
Refinance - Rate Term                56     14,363,766      2.45     7.269       654       256,496    75.80       0.00       17.71
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

PROPERTY TYPE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Single Family                     1,894   $396,083,977     67.56%    7.781%      653      $209,126    81.09%      0.00%      12.83%
Condominium                         310     50,519,373      8.62     7.881       666       162,966    82.92       0.00       16.62
Two- to Four-Family                 258     64,370,628     10.98     7.656       655       249,499    81.65       0.00        3.58
Planned Unit Development            397     75,316,754     12.85     8.006       662       189,715    82.34       0.00       11.20
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

DOCUMENTATION

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Streamlined Documentation         2,158   $394,024,107     67.21%    8.029%      668      $182,588    84.00%      0.00%      12.97%
Stated Income                       701    192,266,624     32.79     7.346       628       274,275    76.27       0.00        9.81
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

OCCUPANCY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                         LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Primary                           2,756   $569,187,590     97.08%    7.799%      654      $206,527    81.40%      0.00%      12.10%
Second Home                         101     16,696,895      2.85     7.993       691       165,316    83.86       0.00        6.52
Investment                            2        406,246      0.07     8.347       716       203,123    84.98       0.00        0.00
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                          LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
0                                     3        802,405      0.14%    8.054%      587      $267,468    80.64%      0.00%       0.00%
1                                 1,971    400,468,592     68.31     7.848       657       203,180    81.51       0.00       12.34
2                                   688    143,459,504     24.47     7.752       654       208,517    80.83       0.00       10.56
3                                   147     31,282,653      5.34     7.670       648       212,807    83.60       0.00       13.21
4                                    44      9,399,144      1.60     7.218       640       213,617    82.12       0.00       13.57
5                                     4        559,507      0.10     7.601       650       139,877    82.95       0.00        0.00
6                                     2        318,926      0.05     7.370       670       159,463    84.00       0.00        0.00
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                      LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
None                              1,185   $232,019,854     39.57%    8.014%      656      $195,797    82.05%      0.00%       9.45%
12 Months                            96     22,063,394      3.76     7.903       655       229,827    81.00       0.00        4.47
24 Months                         1,457    304,117,385     51.87     7.692       653       208,728    81.50       0.00       12.66
36 Months                           121     28,090,098      4.79     7.218       671       232,150    76.69       0.00       30.44
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
500                                   1   $    139,940      0.02%    8.975%      500      $139,940    25.45%      0.00%       0.00%
501 to 525                           29      6,119,135      1.04     8.317       513       211,005    64.66       0.00        0.00
526 to 550                           39      9,938,418      1.70     7.945       540       254,831    69.78       0.00        0.00
551 to 575                           64     16,675,010      2.84     7.567       563       260,547    70.06       0.00        0.00
576 to 600                           86     21,929,897      3.74     7.681       590       254,999    74.24       0.00        1.66
601 to 625                          572    118,163,659     20.15     7.934       613       206,580    81.77       0.00        1.05
626 to 650                          585    114,719,459     19.57     7.891       639       196,102    81.92       0.00        0.91
651 to 675                          585    115,240,158     19.66     7.836       662       196,992    83.45       0.00       13.62
676 to 700                          376     76,249,594     13.01     7.714       687       202,791    82.51       0.00       22.85
701 to 725                          245     47,722,094      8.14     7.690       711       194,784    83.37       0.00       30.51
726 to 750                          143     30,931,186      5.28     7.550       736       216,302    82.84       0.00       32.27
751 to 775                           77     15,447,867      2.63     7.643       762       200,622    83.77       0.00       42.79
776 to 800                           53     11,585,503      1.98     7.529       787       218,594    82.00       0.00       23.50
801 to 809                            4      1,428,810      0.24     7.270       804       357,203    85.50       0.00       22.01
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 655.

CREDIT GRADE

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                      LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
AA                                1,771   $352,842,980     60.18%    7.764%      685      $199,234    83.01%      0.00%      19.01%
A                                   846    175,624,337     29.96     7.914       624       207,594    81.87       0.00        1.31
A-                                  100     22,894,133      3.90     7.617       602       228,941    74.22       0.00        2.64
B+                                   71     18,505,771      3.16     7.546       564       260,645    70.17       0.00        0.00
B                                    52     12,028,728      2.05     7.953       540       231,322    66.26       0.00        0.00
C                                    19      4,394,783      0.75     8.411       516       231,304    68.86       0.00        0.00
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            2,859   $586,290,731    100.00%    7.805%      655      $205,068    81.47%      0.00%      11.93%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
3.001% to 3.500%                     46      9,959,617      2.02%    7.567%      645      $216,513    78.95%      0.00%       7.16%
3.501% to 4.000%                     29      5,663,616      1.15     7.369       654       195,297    77.56       0.00       11.72
4.501% to 5.000%                      2        713,245      0.14     5.867       617       356,622    80.80       0.00        0.00
5.001% to 5.500%                     79     23,779,931      4.82     7.285       658       301,012    78.66       0.00       18.20
5.501% to 6.000%                    207     68,016,239     13.80     6.907       648       328,581    76.54       0.00       17.21
6.001% to 6.500%                    516    154,428,380     31.32     7.136       657       299,280    78.99       0.00       16.34
6.501% to 7.000%                    393    114,874,479     23.30     7.355       652       292,301    79.47       0.00       12.21
7.001% to 7.500%                    250     67,994,937     13.79     7.653       655       271,980    79.78       0.00       12.29
7.501% to 8.000%                    180     46,434,959      9.42     8.087       646       257,972    81.45       0.00       10.59
8.001% to 8.500%                      2        567,253      0.12     8.468       576       283,626    82.30       0.00        0.00
8.501% to 9.000%                      3        594,412      0.12     9.163       598       198,137    84.44       0.00        0.00
                                  -----   ------------    ------     -----       ---      --------    -----       ----       -----
TOTAL:                            1,707   $493,027,067    100.00%    7.337%      653      $288,827    79.08%      0.00%      14.19%
                                  =====   ============    ======     =====       ===      ========    =====       ====       =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.327% per annum to 8.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.514% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                    LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
11.500% or less                       1        243,077      0.05%     6.725%     634      $243,077    77.30%      0.00%       0.00%
12.001% to 12.500%                   16      5,215,783      1.06      5.928      683       325,986    81.20       0.00       30.42
12.501% to 13.000%                  152     50,491,593     10.24      6.365      677       332,182    77.42       0.00       27.20
13.001% to 13.500%                  428    132,468,934     26.87      6.828      661       309,507    79.08       0.00       19.37
13.501% to 14.000%                  431    127,232,673     25.81      7.305      652       295,203    79.30       0.00       10.86
14.001% to 14.500%                  416    112,378,788     22.79      7.789      645       270,141    79.27       0.00        9.04
14.501% to 15.000%                  151     39,450,986      8.00      8.266      640       261,265    78.97       0.00        8.20
15.001% to 15.500%                   90     20,877,051      4.23      8.783      623       231,967    79.65       0.00        8.48
15.501% to 16.000%                   14      2,875,801      0.58      9.274      618       205,414    82.71       0.00        0.00
16.001% to 16.500%                    6      1,185,212      0.24      9.734      597       197,535    80.34       0.00        0.00
16.501% to 17.000%                    1        179,823      0.04     10.125      502       179,823    70.00       0.00        0.00
17.001% to 17.500%                    1        427,347      0.09     10.975      620       427,347    95.00       0.00        0.00
                                  -----   ------------    ------     ------      ---      --------    -----       ----       -----
TOTAL:                            1,707   $493,027,067    100.00%     7.337%     653      $288,827    79.08%      0.00%      14.19%
                                  =====   ============    ======     ======      ===      ========    =====       ====       =====

13.834% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC         IO
------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
May 2006                              3   $    822,789      0.17%    7.571%      622      $274,263    75.34%      0.00%        0.00%
June 2006                             1         91,935      0.02     7.750       687        91,935    80.00       0.00         0.00
July 2007                             1        255,123      0.05     6.525       670       255,123    80.00       0.00         0.00
August 2007                           1        290,677      0.06     7.250       646       290,677    80.00       0.00         0.00
September 2007                       23      6,363,884      1.29     6.883       640       276,691    81.95       0.00        14.39
October 2007                         81     23,769,795      4.82     7.287       647       293,454    81.46       0.00        17.39
November 2007                       366    107,501,427     21.80     7.274       653       293,720    78.74       0.00        12.63
December 2007                     1,070    305,071,478     61.88     7.415       653       285,114    79.30       0.00        12.67
January 2008                          2        767,920      0.16     7.933       585       383,960    80.00       0.00         0.00
September 2008                        3        940,563      0.19     7.860       585       313,521    86.90       0.00         0.00
October 2008                          4      1,722,583      0.35     6.503       624       430,646    76.05       0.00         0.00
November 2008                        13      3,919,747      0.80     7.350       628       301,519    80.76       0.00        12.85
December 2008                        57     16,788,180      3.41     7.242       642       294,529    75.84       0.00         9.34
September 2010                        1        360,000      0.07     6.875       639       360,000    78.77       0.00       100.00
October 2010                          2        941,258      0.19     6.171       672       470,629    80.00       0.00         0.00
November 2010                        11      3,001,304      0.61     7.087       657       272,846    75.31       0.00        19.49
December 2010                        13      4,551,541      0.92     7.057       662       350,119    79.19       0.00        13.40
October 2015                          1        144,427      0.03     6.900       658       144,427    80.00       0.00         0.00
November 2015                         6      1,543,054      0.31     7.262       661       257,176    74.24       0.00        30.59
December 2015                        48     14,179,383      2.88     6.819       693       295,404    76.21       0.00        60.40
                                  -----   ------------    ------     -----       ---      --------    -----       ----        -----
TOTAL:                            1,707   $493,027,067    100.00%    7.337%      653      $288,827    79.08%      0.00%       14.19%
                                  =====   ============    ======     =====       ===      ========    =====       ====        =====